THIRD AMENDMENT TO
                       CONTRACT FOR ALASKA ACCESS SERVICES

This Third AMENDMENT to the CONTRACT FOR ALASKA ACCESS SERVICES is made as of this 27th day of February, 1998, between GENERAL COMMUNICATIONS, INC. and its wholly owned subsidiary GCI COMMUNICATION CORP., an Alaska corporation (together "GCI") with offices located at 2550 Denali Street, Suite, 1000, Anchorage, Alaska 99503-2781, and MCI TELECOMMUNICATIONS CORPORATION ("MCI") with offices located at 1801 Pennsylvania Avenue, N.W., Washington, DC 20006.

WHEREAS, GCI and MCI entered into a contract for ALASKA ACCESS SERVICES, effective as of January 1, 1993 and

WHEREAS, GCI and MCI desire to amend the Contract,

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GCI and MCI agree as follows:


1. Paragraph 2. B. (2) of the contract shall be deleted and the following inserted in its place:

         (2) ******** (except for ********) shall be charged at the following rates per minute in the appropriate periods:

              Date                              Rate in Dollars
              ----                              ---------------
         March 1, 1998                               ********
         January 1, 1999                             ********
         January 1, 2000 & thereafter                ********

There shall be no time of day discount. ******** shall pay the ******** access and Alascom interchange charges for ********.

Any query charges associated with the routing of ********  will be  passed on to
********.



[CERTAIN INFORMATION HAS BEEN REDACTED FROM THIS DOCUMENT WHICH THE COMPANY DESIRES TO KEEP UNDISCLOSED AND A COPY OF THE UNREDACTED DOCUMENT HAS BEEN FILED DEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

2. All other terms and conditions of the Contract remain unchanged by this Amendment and are in full force and effect.

3. This Amendment will be effective on March 1, 1998

4. This Amendment together with the Contract is the complete agreement of the parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both parties.




IN WITNESS WHEREOF, the parties hereto each acting with proper authority have executed this Amendment on the date indicated below.

MCI COMMUNICATIONS COMPANY


By: /s/

Printed Name:  Donald T. Lynch

Title:  Senior Vice President


GCI COMMUNICATION CORPORATION

By:  /s/

Printed Name:  Richard Westlund

Title:  V.P. Carrier Relations